                                                                    EXHIBIT 10.1


                             EMPLOYMENT AGREEMENT
                             --------------------

     This EMPLOYMENT AGREEMENT, (the "Agreement") is made and entered into as of the 1st day of August 1996 between BoxTop Interactive, Inc., a California corporation (the "Company"), and Kevin Wall, an individual ("Employee").

     WHEREAS, the Company desires to retain the services of Employee and Employee desires provide such services for the term of this Agreement;

     WHEREAS, the Company and the Employee desire that this Agreement supersede and replace in their entirety any and all employment, consulting or similar agreements, understandings, or arrangements (whether written or oral) that may heretofore have been entered into between the Company and Employee (all of such agreements, understandings, and arrangements being hereinafter collectively referred to as the "Old Agreement").

     WHEREAS, the Company and Employee have determined that it is in their respective best interests to enter into this Agreement upon the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1.   Employment.
     ----------

     1.1  Term: Duties.
          ------------

          (a) The Company hereby employs Employee, and Employee hereby accepts employment by the Company, upon the terms and conditions set forth in this Agreement, for the period commencing on the date hereof (the "Effective Date") and ending on the fourth anniversary of the Effective Date, unless earlier terminated pursuant to the terms of this Agreement (the "Employment Term"); provided, however, that the Company may engage Employee as a consultant pursuant to Section 2 below on the terms and conditions stated therein.

          (b) During the Employment Term, Employee shall devote (i) substantially all of his business time, attention and skill, and (ii) all of his time and efforts in the interactive media field, to the Company; and shall perform faithfully, loyally and efficiently as the Chairman of the Board and Chief Executive Officer of the Company. In such capacity, he shall have such duties and responsibilities consistent therewith and such other duties and responsibilities as may from time to time be assigned to or vested in him by the Board of Directors (as such term is hereinafter defined).

     1.2  Compensation: Benefits
          ----------------------

          (a) In consideration of the services rendered to or for the benefit of the Company hereunder by Employee during the Employment Term, the Company shall, during the Employment Term, pay Employee a salary (the "Salary") at the annual rate of $250,000 during the first year of the term, $275,000 during the second year of the term, $302,500 during the third year of the term and $332,750 during the last year of the term. The Salary shall be payable in approximately equal installments in accordance with the Company's normal payroll practices for its employees, but such installments shall be payable not less frequently than monthly. The Salary, and all other forms of compensation paid to Employee hereunder shall be subject to all applicable income taxes, payroll taxes and other amounts required to be withheld by the Company pursuant to applicable law. Employee shall be solely responsible for all income taxes, payroll taxes and other amounts imposed on Employee by reasons of any cash or non-cash compensation and benefits provided to Employee pursuant to this Agreement.

          (b) In addition to the Salary, during the Employment Term, Employee shall be entitled to:

               (i) Vacation at the rate of four weeks per annum during the Employment Term. In addition, Employee shall be entitled to the usual national holidays with pay and reasonable sick leave, in each case in accordance with and subject to the Company's normal policies applicable to its senior executives. Vacation shall be accrued ratably during each year of the Employment Term during which Employee renders services hereunder, subject to the limitations set forth in this Section. Any accrued but unused vacation may be carried forward into subsequent years, provided, however, that accrued but unused vacation available
                  --------- -------
to Employee may not, at any time, exceed a total of six weeks. Vacation shall not be earned during any period in which accrued but unused vacation time totals six weeks and shall not again be earned until accrued but unused vacation time again declines below six weeks. Such vacation shall be taken at such time or times so as not to interfere with Employee's duties hereunder.

               (ii) Fully vested options to purchase 250,000 shares of Common Stock of the Company, exercisable for ten years from the date hereof at an exercise price of $1.10 per share. With additional stock options to be issued on the first, second and third anniversary of this Agreement, in the amount of 100,000 shares each.

               (iii) An automobile allowance of $1,000 per month, plus automobile insurance for such automobile.

               (iv) A cellular telephone and service, an ISDN telephone line and a home telephone line to be dedicated to business.

               (v) While traveling on Company business the Employee shall be entitled to travel by first class air travel and stay in first class hotels.

               (vi) Participate in such employee benefit and incentive compensation plans or programs as may from time to time be established by the Company and as are applicable to the Company's senior executives, in each case
(A) to the extent approved by the Board of Directors and (B) subject to compliance with all applicable laws.

     1.3  Termination of Employment
          -------------------------

          (a)  Death or Disability.  The Employment Term shall terminate
               -------------------
automatically upon Employee's death. If, in the good faith opinion of the Board of Directors, Employee shall be prevented from performing his duties and responsibilities hereunder as a result of physical or mental illness, injury or other incapacity for a period for more than one hundred fifty days in the aggregate in any twelve-month period, then, to the extent permitted by law, the Company may, at the election and in the sole discretion of the Board of Directors, terminate the Employment Term for "Disability," effective upon the date specified for such termination in written notice thereof delivered to Employee. In the event that Employee shall dispute the determination of the Board of Directors as to the Disability of Employee, Employee may appeal the determination to a panel of three doctors, one to be selected by Employee, one to be selected by the Board of Directors and one to be selected by the doctors chosen by Employee and the Board of Directors. The decision of the panel of doctors shall be final. Any termination for Disability under this Agreement shall not affect the rights, if any, that Employee may otherwise have under any disability plan the Company may have in effect at the date of such termination and in which Employee is then participating.

          (b)  Cause.  The Company may, at the election and in the sole
               -----
discretion of the Board of Directors, terminate the Employment Term for "Cause" effective upon the date specified for termination in written notice thereof delivered to Employee. For purposes of this Agreement, "Cause" shall mean that, in the good faith judgment of the Board of Directors (not including Directors affiliated with or appointed by Employee), one or more of the following events shall have occurred: (i) Employee's habitual or willful neglect of any of his material duties and responsibilities hereunder provided that such neglect shall continue for thirty days following written notice to Employee; (ii) Employee's refusal to follow reasonable and lawful directions of the Board of Directors provided that such refusal shall continue for thirty days following written notice to Employee; (iii) Employee's conviction of, or pleading of nolo
                                                                   ----
contendere to, any felony of any type or any misdemeanor involving acts of moral
----------
turpitude or financial wrongdoing, including without limitation, bribery, fraud or embezzlement; (iv) Employee's habitual or willful violation of any provision of this Agreement provided that such violation shall continue for thirty days after written notice to Employee; and (v) Employee's breach of any confidentiality, nondisclosure, noncompetition, work for hire or other agreement as may be entered into by Employee from time to time in connection with Employee's employment by Company or (vi) a breach by Employee of his obligations under that certain Letter Agreement dated as of June 5, 1996 among Employee, the Company and certain other persons.

3.   Covenants.
     ---------

     3.1  Unauthorized Disclosure.
          -----------------------

          (a) Employee recognizes that his employment with the Company will involve contact with information of substantial value to the Company, which is not old and generally known in the trade and which gives the Company an advantage over its competitors who do not know or use it, including, but not limited to, techniques, designs, drawings, processes, inventions, developments, equipment, prototypes, sales and customer information, and business and financial information, relating to the business, products, practices or techniques of the Company (hereinafter referred to as "Confidential Information;" provided that Confidential Information shall not include information which (i) is or becomes generally available to the public other than as a result of a disclosure by Employee, or (ii) becomes available to Employee on a non-confidential basis from a person other than the Company, but only to the extent Employee has no reason to believe that such person is bound by a confidentiality agreement with the Company and is not otherwise believed by Employee to be prohibited from transmitting the information to Employee. Employee will at all times regard and preserve as confidential such Confidential Information obtained by Employee from whatever source and will not, either during Employee's employment or thereafter, publish or disclose any part of such Confidential

Information in any manner, or use the same except on behalf of the Company, without the prior written consent of the Company.

          (b)  Inventions.
               ----------

          (i) Employee will promptly disclose in writing to the officials designated by the Company to receive such disclosures, complete information concerning each and every invention, discovery, improvement, device, design, apparatus, practice, process, method or product (hereinafter referred to as "Inventions"), whether Employee considers them patentable or not, made, developed, perfected, devised, conceived or reduced to practice by Employee, either solely or in collaboration with others, during the period of his employment by the Company, and up to and including a period of twelve (12) months after the Employment Term, whether or not during regular working hours, relating either directly or indirectly to the business, products, practices or techniques of the Company or to the Company's actual or demonstrably anticipated research or development, or resulting from any work performed by Employee for the Company.

          (ii) Employee understands that any Inventions made, developed, perfected, devised, conceived or reduced to practice by Employee during the period of his employment by the Company, and any other Inventions made, developed, perfected, devised, conceived or reduced to practice by Employee during said period of twelve (12) months after the Employment Term, if based upon the Confidential Information of the Company, relating either directly or indirectly to the business, products, practices or techniques of the Company or to the Company's actual or demonstrably anticipated research or development, or resulting from any work performed by Employee for the Company, are the sole property of the Company, and hereby assign and agree to assign to the Company its successors and assigns, all of Employee's right, title and interest in and to said Inventions, and any patent applications or Letters Patent thereon.

                                 NOTIFICATION
                                 ------------
          This Agreement does not apply to an invention for which no equipment, supplies, facility, or trade secret information of the Company was used and which was developed entirely on Employee's own time, and (a) which does not relate (1) to the business of the Company or (2) to the Company's actual or demonstrably anticipated research or development, or (b) which does not result from any work performed by Employee for the Company, as defined and provided by Section 2870 of the California Labor code. A copy of this Section 2870 is attached hereto as Appendix A.
          ----------

          (iii) Employee will, at any time during his employment or thereafter, upon request and without further compensation therefore, but at no expense to Employee, do all lawful acts, including the execution of papers and oaths and the giving of testimony, that in the opinion of the Company, its successors or assigns, may be necessary or desirable for obtaining, sustaining, reissuing or enforcing Letters Patent in the United States and throughout the world for said Inventions, and for perfecting, recording or maintaining the title of the Company, its successors and assigns, to said Inventions and to any patent applications made and any Letters Patent granted for said Inventions in the United States and throughout the world. If after the Employment Term the Company shall require Employee to travel, the Company shall cooperate with Employee to schedule such travel time at a time reasonably satisfactory to Employee.

          (c)   Other Intellectual Property
                ---------------------------

                (i) Employee will also disclose in writing to the officials designated by the Company to receive such disclosures, complete information concerning all other intellectual property, including, but not limited to, original works of authorship, trademarks, service marks, and trade secrets, (hereinafter sufficient to as "other intellectual property") whether Employee considers them intellectual property or not, which is made, developed, created, devised, conceived, perfected, reduced to practice, or discovered by Employee, either solely or in collaboration with others, during the period of his employment by the Company, and up to and including a period of twelve (12) months after the Employment Term, whether or not during regular working hours, relating either directly or indirectly to the business, products, practices or techniques of the Company or to the Company's actual or demonstrably anticipated research or development, or resulting from any work performed by Employee for the Company.

                (ii)  All copyrightable works with regard to paragraph 3.1(c)
(i) above, will be deemed "work for hire" as defined in (S)101 of the Federal Copyright Act and such copyrightable works shall exclusively belong to the Company. In the event that (S)101 of the Copyright Act is found to be inapplicable, Employee will assign all right, title and interest in and to such copyrightable works to the Company. In addition, Employee will, upon request and without further compensation therefore, but at no expense to Employee, assist the Company in obtaining all registrations for such copyrights pursuant to
Section 3.1(c) (iii) below.

                (iii) Employee will, at any time during his employment, or thereafter, upon request and without further compensation therefore, but at no expense to Employee, do all lawful acts, including the execution of papers and oaths and the giving of testimony, that in the opinion of the Company, its successors or assigns, may be necessary or desirable for obtaining registrations for other intellectual property, including, but not limited to trademarks, service marks, and copyrights, in the United States and throughout the world. If after the Employment Term the Company shall require Employee to travel, the Company shall cooperate with Employee to schedule such travel time at a time reasonably satisfactory to Employee.

          (d) As to any Inventions or other intellectual property which were made, developed, perfected, devised, conceived or reduced to practice by Employee during the period of his employment by the Company, and up to and including a period of twelve (12) months after the Employment Term, but which are claimed for any reason to belong to an entity or person other than the Company, Employee will promptly after receiving notice of such claim disclose the same in writing to the Company. Within twenty (20) days thereafter, the Company shall claim ownership of such Inventions or other intellectual property under the terms of this Agreement. If the Company makes such a claim, Employee understands that any controversy relating to such claim will be settled and determined by binding arbitration conducted in Los Angeles County, California, in accordance with the rules of the American Arbitration Association then existing.

     3.2  Prohibited and Competitive Activities.  Employee and the Company
          -------------------------------------
recognize that due to the nature of Employee's engagement hereunder and the relationship of Employee to the Company, both prior and subsequent to the date of this Agreement, Employee has had and will have access to, has and will acquire, and has assisted and may continue to assist in developing confidential and proprietary information relating to the business and operations of the Company and its affiliates, including, but not limited to Confidential Information. Employee acknowledges that such information has been and will be of central importance to the business of the Company and its affiliates and that disclosure of this information to, or its use by others can and will cause substantial loss to the Company. Employee and the Company also recognize that an important part of Employee's duties will be to develop good will for the Company and its affiliates through his personal contact with Clients (as defined below), employees and others having business relationships with the Company, and that there is a danger that this good will, a proprietary asset of the Company, may follow Employee if and when his relationship with the Company is terminated. Accordingly, Employee will perform as follows:

          (a)  Prohibited Activities.  Employee will not at any time during the
               ---------------------
Employment Term: (i) (other than in the course of his employment) disclose or furnish to any other person or, directly or indirectly, use for his own account or the account of any other person, any Confidential Information, no matter from where or in what manner he may have acquired such Confidential Information, and he shall retain all such Confidential Information in trust for the benefit of the Company, its affiliates and the successors and assigns of any of them, (ii) directly or indirectly through one or more intermediaries, solicit for employment or recommend to any subsequent employer of Employee the solicitation for employment of, any person who, at the time of such solicitation, is employed by the Company or any affiliate thereof, or (iii) directly or indirectly, whether for his own account or for the account of any other person, solicit, divert, or endeavor to entice away from the Company or any affiliate thereof, or otherwise engage in any activity intended to terminate, disrupt, or interfere with, the Company's or any of its affiliate's relationship with, Clients or other business relationships of the Company or any affiliate thereof (any activity described in clause (i), (ii), (iii) of this Section 3.2(a) being herein referred to as a "Prohibited Activity"); provided, however, that if
                                                --------- -------
Employee is legally compelled to disclose Confidential Information to any tribunal or else stand liable for contempt or suffer other similar censure or penalty, then the disclosure to such tribunal of only those Confidential Information which are legally required to be disclosed shall not constitute a Prohibited Activity. Employee shall give the Company as much advance notice of such disclosure as is practicable and reasonable.

          The term, "Clients," shall mean those persons who, at any time during Employee's course of employment with the Company (including; but without limitation, prior to the date of this Agreement) are or were clients or customers of the Company or any affiliate thereof or any predecessor of any of the foregoing.

          (b)  Non-Competition.  By and in consideration of the Company's
               ---------------
entering into this Agreement and providing the Salary, and benefits (including, without limitation, stock options pursuant to a Company stock option plan) to the Employee, and further in consideration of the Employee's continued exposure to the confidential and proprietary information of the Company (including, but without limitation, the Company's Confidential Information), the Employee will not, during the Employment Term engage in any Competitive Activity. The term "Competitive Activity" means engaging in any of the following activities: (i) serving as a director of any Competitor (as defined below), (ii) directly or indirectly through one or more intermediaries, either (X) controlling any Competitor or (Y) owning any equity or debt interests in any Competitor (other than equity or debt interests which are publicly traded and, at the time of any acquisition, do not exceed 5% of the particular class of interests outstanding) (it being understood that, if interests in any Competitor are owned by an investment vehicle or other entity in which the

Employee owns an equity interest, a portion of the interests in such Competitor owned by such entity shall be attributed to the Employee, such portion determined by applying the percentage of the equity interest in such entity owned by the Employee to the interests in such Competitor owned by such entity),
(iii) employment by (including serving as an officer, employee or partner of), providing consulting services to (including, without limitation, as an independent contractor) or, managing or operating the business or affairs of, any Competitor or (iv) participating in the ownership, management, operation or control of or being connected in any manner with any Competitor. The term "Competitor" as used herein means any person (other than the Company or any affiliate thereof) that directly or indirectly engages in the interactive media business or any other line of business in which the Company or any subsidiary is engaged during the Employment Term in the United States or any political subdivision thereof, or in any other territory or any territory of the world in which the Company or any subsidiary thereof has established a subsidiary or sales or representative office or has retained a sales representative or distributor. Notwithstanding the above, the term Competitor shall exclude the business conducted by BoxTop Entertainment, Inc. including Television shows and specials, concerts and one of a kind specials and the related world wide distribution of any of the above.

          (c)  Adaption Rights. The Company shall have the express right to
               ---------------
edit, revise and adapt any Invention and to cause others to edit, revise and adapt any Invention as the Board of Directors may deem appropriate.

          (d)  Waiver of Moral Rights. The Employee hereby expressly waives any
               ----------------------
"artist's rights" or "moral rights" which the Employee might otherwise have in any Invention.

          (e)  Insurance.  During the Employment Term, the Company shall at its
               ---------
expense, to apply for, obtain and maintain insurance on the life of Employee in the amount of $1,250,000, for the sole benefit of his spouse (which shall be the sole payee of such insurance). Employee shall cooperate fully in connection with the Company obtaining such insurance. The Company at its expense, shall obtain disability insurance in an amount acceptable to the Employee.

4.   Power of Attorney.
     -----------------

     Employee will designate and appoint the Company and its duly authorized officers and agents as its agents and attorneys-in-fact to execute and file any certificates, applications or documents and to do all lawful acts necessary to protect the Company's rights in any Invention and other intellectual property. Employee expressly acknowledges that the foregoing power of attorney is coupled with an interest and is therefore irrevocable and shall survive the termination of Employee's engagement by the Company for any reason.

5.   Miscellaneous.
     -------------

     5.1  Binding Effect: Assignment.  This Agreement shall inure to the benefit
          --------------------------
of and be binding upon the parties hereto and their respective heirs, executors, representatives, estates, successors and assigns, including any successor or assign to all or substantially all of the business and/or assets of the Company, whether direct or indirect, by purchase, merger, consolidation, acquisition of stock, or otherwise; provided, however, that neither the Employee nor any
                     --------  -------
beneficiary nor any legal representative of the Employee, may assign all or any portion of the Employee's rights or obligations under this Agreement without the prior written consent of the Board of Directors.

     5.2  Notices.  Whenever notice is required to be given under the terms of
          -------
this Agreement, such notice shall be in writing and delivered by hand or by registered or certified mail, postage prepaid, or transmitted by telecopier, addressed as follows:

          (a)     If to the Company, to it at:

                  BoxTop Interactive, Inc.
                  9014 Melrose Avenue
                  Los Angeles, California 90069
                  Attention:   Chief Executive Officer
                  Telecopy No: 310.246.9995

          (b)     If to the Employee, to him at:

                  Kevin Wall
                  1670 No. Dohney Dr
                  Los Angeles, California 90069

or to such other address as either party shall have specified for itself from time to time to the other party in writing. All such notices shall be conclusively deemed to be received and shall be effective, if sent by hand delivery, upon receipt, or if sent by registered or certified may, upon receipt, or if transmitted by telecopier.

     5.3  Governing Law.  This Agreement and the rights and obligations of the
          -------------
parties hereto shall be governed by and construed and enforced in accordance with the laws of the State of California without giving effect to the conflicts of law principles thereof.

     5.4  Severability.  If any term or other provision of this Agreement, or
          ------------
any application thereof to any circumstance is invalid, illegal or incapable of being enforced by any rule of law, or public policy in whole or in part, such provision or application shall to that extent be severable and shall not affect any of the other provisions or applications of this Agreement.

     5.5  Entire Agreement.  This Agreement contains the entire understanding of
          ----------------
the parties hereto with respect to the subject matter hereof and supersedes and replaces in its entirety the Old Agreement.

     5.6  Existing Agreement.  Employee confirms and acknowledges that he has no
          ------------------
claims against the Company (or its affiliates) under the Old Agreement.

     5.7  Counterparts.  This Agreement may be executed in any number of
          ------------
counterparts, each of which shall be deemed to be an original but all of which together shall be deemed to constitute one and the same instrument.

     5.8  Plurals; Gender; Headings; Sections.  In this Agreement, unless the
          -----------------------------------
context otherwise requires, words in the singular number or in the plural number shall each include the singular number and the plural number, and the use of any gender shall include all genders. The headings in this Agreement are for reference purpose only and shall not limit or otherwise affect the meaning or interpretation of this Agreement. All references to sections, subsections and paragraphs herein shall be deemed to refer to sections, subsections or paragraphs of this Agreement unless the context otherwise requires.

     5.9  Further Assurances.  Each party hereto shall do and perform or cause
          ------------------
to be done and performed all further acts and things and shall execute and deliver all other agreements, certificates, instruments, and documents as any other party hereto reasonably may request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

     5.10  Amendment and Modification.  This Agreement may not be amended, nor
           --------------------------
may any provision hereof be modified, waived or discharged, nor may any breach hereof be waived, except by an instrument in writing duly signed by the party to be charged. The written approval of the Board of Directors shall be required before any material amendment, modification, waiver or discharge contemplated by such Sections shall be effective as between the Company and Employee.

     5.11  Waiver.  No provision of this Agreement may be waived or discharged
           ------
unless such waiver or discharge is agreed to in writing and signed by the affected party. No such waiver or discharge by any party hereto at any time, or any waiver or discharge any breach by any party hereto of any provision of this Agreement to be performed by such party, shall be deemed to waive or discharge any other provisions or be a waiver or discharge of any breach of any other provisions, respectively, at the same or at any prior or subsequent time.

     5.12  Withholding.  The Company shall have the right to deduct from any
           -----------
amounts payable hereunder or otherwise any taxes or other amounts to the extent required by law to be withheld.

     5.13  Certain Definitions.
           -------------------

           For purposes of this agreement:

           (a) the term "affiliate" shall mean, with respect to any person, any other person directly or indirectly controlling, controlled by, or under common control with such person; and

           (b) the term "person" shall mean an individual, a corporation, a partnership, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

     5.14  Arbitration.
           -----------

     (a) Except as set forth in this Section 5.14, all questions or disputes arising out of or relating to this Agreement or any breach thereof shall be finally settled by binding arbitration under the rules of the American Arbitration Association and judgment upon such award may be entered in any court having jurisdiction thereof. Any such arbitration proceeding shall take place in Los Angeles County, California. THE PARTIES EACH HEREBY WAIVE THE RIGHT TO TRIAL BY JURY IN CONNECTION WITH ANY DISPUTE ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY BREACH THEREOF.

     (b) Employee acknowledges that the Company is relying for its protection upon the existence and validity of, among other things, Sections 3.1, 3.2 and 4 of this Agreement, and that irreparable injury (which would not be adequately compensated by an award of damages) will result to the Company from any violation or continuing violation of such provisions. Accordingly, Employee hereby agrees that in addition to the remedies available to the Company by law or under this Agreement, the Company shall be entitled to seek and obtain, from a court of competent jurisdiction, such equitable relief (including injunctive relief) as may be permitted by law for violations of Sections 3.1, 3.2 and 4 of this Agreement. Any such action shall be brought in the state courts presiding in the County of Los Angeles or in the Federal Courts in the Central District of California. Each party hereby consents to personal jurisdiction in such courts and waives any objection to such venue.

     5.15  Attorneys' Fees.    In any dispute arising out of this Agreement the
           ---------------
prevailing party shall be entitled to recover reasonable attorneys' fees and expenses and other costs in addition to any other relief awarded.

     IN WITNESS WHEREOF, this Agreement has been signed by or on behalf of each of the parties hereto, all as of the date first above written.

                               BOXTOP INTERACTIVE, INC., a
                               California corporation



                               BY: /s/ Nancy Smalley
                                  ------------------------------
                               Name:  Nancy Smalley
                               Title: Secretary


                               /s/ Kevin Wall
                               ---------------------------------
                               Kevin Wall, an individual

                                                                      Appendix A


                           NOTIFICATION TO EMPLOYEE


     Set forth below is the text of Section 2870, 2871 and 2872 of the California Labor Code, as published in West's Ann. Cal. Labor Code (1989) and West's Ann. Cal. Labor Code (1994 Supp.) :

(S) 2870. EMPLOYMENT AGREEMENTS; ASSIGNMENT OF RIGHTS

     (c) Any provision in an employment agreement which provides that an employee shall assign, or offer to assign, any of his or her rights in an invention to his or her employer shall not apply to an invention that the employee developed entirely on his or her own time without using the employer's equipment, supplies, facilities, or trade secret information except for those inventions that either:

          (1) Relate at the time of conception or reduction to practice of the invention to the employer's business, or actual or demonstrably anticipated research or development of the employer; or

          (2)  Result from any work performed by the employee for the employer.

     (d) To the extent a provision in an employment agreement purports to require an employee to assign an invention otherwise excluded from being required to be assigned under subdivision (a), the provision is against the public policy of this state and is unenforceable.

(S) 2871. CONDITIONS OF EMPLOYMENT OR CONTINUED EMPLOYMENT; DISCLOSURE OF INVENTIONS

     No employer shall require a provision made void and unenforceable by
Section 2870 as a condition of employment or continued employment. Nothing in this article shall be construed to forbid or restrict the right of an employer to provide in contracts or employment for disclosure, provided that any such disclosures be received in confidence, of all of the employee's inventions made solely or jointly with others during the term of his or her employment, a review process by the employer to determine such issues as may arise, and for full title to certain patients and inventions to be in the United States, as required by the contracts between the employer and the United States or any of its agencies.

(S) 2872.  NOTICE TO EMPLOYEE; BURDEN OF PROOF

     If an employee agreement entered into after January 1, 1980, contains a provision requiring the employee to assign or offer to assign any of his or her rights in any invention to his or her employer, the employer must also, at the time the agreement is made, provide a written notification to the employee that the agreement does not apply to an invention which qualifies fully under the provisions of Section 2870. In any suit or action arising thereunder, the burden of proof shall be on the employee claiming the benefit of its provisions.

                              IXL HOLDINGS, INC.


                                 MAY 30, 1997



Mr. Kevin Wall
BoxTop Interactive, Inc.
10960 Wilshire Boulevard
Suite #1550
Los Angeles, California 90024

     Re: Merger of BoxTop Interactive, Inc. ("BII") into IXL Merger Corp. III, Inc. ("Sub") (the "Merger")

Dear Kevin:

     With regard to the above-referenced transaction, IXL Holding, Inc. ("Parent") hereby agrees as follows:

     1. After the consummation of the Merger and thereafter on an on-going basis, Parent will consult with you in good faith regarding its international operations.

     2. The Employment Agreement dated August 1, 1996 between BoxTop Interactive, Inc. (a copy of which is attached hereto as Exhibit A)
                                                                   ---------
          and you will be assumed by Sub (to be known after the Merger as "BoxTop Interactive, Inc."), and will continue to govern the terms of your employment; provided, however, that, notwithstanding anything to the contrary contained therein, you will report to U. Bertram Ellis, Jr.

     3. Contemporaneously with the consummation of the Merger, Parent will loan you $50,000, to be repaid by you, together with interest thereon at the rate of 8% per annum, on the date one year from the date hereof. All other terms of the loan shall be set forth in a promissory note, dated of even date herewith, for the benefit of Parent (the "Note"). Parent hereby agrees that the Note shall be treated as cash of BII for purposes of calculating the amount of "BII Debt" (as such term is defined in the Agreement and Plan of Merger, dated of even date herewith, between Parent, Sub, BII and the BII shareholders), reducing the amount of BII Debt.

     4. The Parties hereby agree and acknowledge that, immediately after the consummation of the Merger, there will be warrants outstanding to purchase 2,309 shares of Class B Common Stock of Parent (the "IXL Warrants"). If, prior to November 30, 1997, you are able to cause a reduction in the outstanding number of IXL Warrants, the total Merger consideration shall be adjusted based on the agreement of the parties.

          If this letter accurately reflects your understanding of our agreement, please so indicate by executing this letter on the signature line below.



                                   SINCERELY,


                                   IXL HOLDINGS, INC.



                                   By: /s/ James V. Sandry
                                       -----------------------------
                                       James V. Sandry
                                       Executive Vice President


Confirmed and agreed this 30th day of May, 1997


/s/ Kevin Wall
------------------------------
Kevin Wall


IXL HOLDINGS, INC.


By: /s/ James V. Sandry
    --------------------------------
    James V. Sandry, Executive Vice
     President

                                   EXHIBIT A
                                   ---------

                             EMPLOYMENT AGREEMENT
                             --------------------

                                                                       EXHIBIT A


                             EMPLOYMENT AGREEMENT
                             --------------------

     This EMPLOYMENT AGREEMENT, (the "Agreement") is made and entered into as of the 15th day of August 1996 between BoxTop Interactive, Inc., a California corporation (the "Company"), and Kevin Wall, an individual ("Employee")

     WHEREAS, the Company desires to retain the services of Employee and Employee desires provide such services for the term of this Agreement;

     WHEREAS, the Company and the Employee desire that this Agreement supersede and replace in their entirety any and all employment, consulting or similar agreements, understandings, or arrangements (whether written or oral) that may heretofore have been entered into between the Company and Employee (all of such agreements, understandings, and arrangements being hereinafter collectively referred to as the "Old Agreement")

     WHEREAS, the Company and Employee have determined that in their respective best interests to enter into this Agreement upon the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1.   Employment.
     ----------

     1. 1  Term  Duties.
           ------------

           (a) The Company hereby employs Employee, and Employee hereby accepts employment by the Company, upon the terms and conditions set forth in this Agreement, for the period commencing on the date hereof (the "Effective Date") and ending on the fourth anniversary of the Effective Date, unless earlier terminated pursuant to the terms of this Agreement (the " Employment Term"); provided, however, that the Company may engage Employee as a consultant pursuant to Section 2 below on the terms and conditions stated therein.

           (b) During the Employment Term, Employee shall devote (i) substantially all of his business time, attention and skill, and (ii) all of his time and efforts in the interactive media field, to the Company; and shall perform faithfully, loyally and efficiently as the Chairman of the Board and Chief Executive Officer of the Company. In such capacity, he shall have such duties and responsibilities consistent therewith and such other duties and responsibilities as may from time to time be assigned to or vested in him by the Board of Directors (as such term is hereinafter defined).

     1.2  Compensation: Benefits
          ----------------------

          (a) In consideration of the services rendered to or for the benefit of the Company hereunder by Employee during the Employment Term, the Company shall, during the Employment Term, pay Employee a salary (the "Salary") at the annual rate of $250,000 during the first year of the term, $275,000 during the second year of the term, $302,500 during the third year of the term and $332,750 during the last year of the term. The Salary shall be payable in approximately equal installments in accordance with the Company's normal payroll practices for its employees, but such installments shall be payable not less frequently than monthly. The Salary, and all other forms of compensation paid to Employee hereunder shall be subject to all applicable income taxes, payroll taxes and other amounts required to be withheld by the Company pursuant to applicable law. Employee shall be solely responsible for all income taxes, payroll taxes and other amounts imposed on Employee by reasons of any cash or non-cash compensation and benefits provided to Employee pursuant to this Agreement.

          (b) In addition to the Salary, during the Employment Term, Employee shall be entitled to:

               (i) Vacation at the rate of four weeks per annum during the Employment Term. In addition, Employee shall be entitled to the usual national holidays with pay and reasonable sick leave, in each case in accordance with and subject to the Company's normal policies applicable to its senior executives. Vacation shall be accrued ratably during each year of the Employment Term during which Employee renders services hereunder, subject to the limitations set forth in this Section. Any accrued but unused vacation may be carried forward into subsequent years, provided, however, that accrued but unused vacation available
                  --------- -------
to Employee may not, at any time, exceed a total of six weeks. Vacation shall not be earned during any period in which accrued but unused vacation time totals six weeks and shall not again be earned until accrued but unused vacation time again declines below six weeks. Such vacation shall be taken at such time or times so as not to interfere with Employee's duties hereunder.

               (ii) Fully vested options to purchase 250,000 shares of Common Stock of the Company, exercisable for ten years from the date hereof at an exercise price of $1.10 per share. With additional stock options to be issued on the first, second and third anniversary of this Agreement, in the amount of 100,000 shares each.

               (iii) An automobile allowance of $1,000 per month, plus automobile insurance for such automobile.

               (iv) A cellular telephone and service, an ISDN telephone line and a home telephone line to be dedicated to business.

               (v) While traveling on Company business the Employee shall be entitled to travel by first class air travel and stay in first class hotels.

               (vi) Participate in such employee benefit and incentive compensation plans or programs as may from time to time be established by the Company and as are applicable to the Company's senior executives, in each case
(A) to the extent approved by the Board of Directors and (B) subject to compliance with all applicable laws.

     1.3  Termination of Employment
          -------------------------

          (a)  Death or Disability.  The Employment Term shall terminate
               -------------------
automatically upon Employee's death. If, in the good faith opinion of the Board of Directors, Employee shall be prevented from performing his duties and responsibilities hereunder as a result of physical or mental illness, injury or other incapacity for a period for more than one hundred fifty days in the aggregate in any twelve-month period, then, to the extent permitted by law, the Company may, at the election and in the sole discretion of the Board of Directors, terminate the Employment Term for "Disability," effective upon the date specified for such termination in written notice thereof delivered to Employee. In the event that Employee shall dispute the determination of the Board of Directors as to the Disability of Employee, Employee may appeal the determination to a panel of three doctors, one to be selected by Employee, one to be selected by the Board of Directors and one to be selected by the doctors chosen by Employee and the Board of Directors. The decision of the panel of doctors shall be final. Any termination for Disability under this Agreement shall not affect the rights, if any, that Employee may otherwise have under any disability plan the Company may have in effect at the date of such termination and in which Employee is then participating.

          (b)  Cause.  The Company may, at the election and in the sole
               -----
discretion of the Board of Directors, terminate the Employment Term for "Cause" effective upon the date specified for termination in written notice thereof delivered to Employee. For purposes of this Agreement, "Cause" shall mean that, in the good faith judgment of the Board of Directors (not including Directors affiliated with or appointed by Employee), one or more of the following events shall have occurred: (i) Employee's habitual or willful neglect of any of his material duties and responsibilities hereunder provided that such neglect shall continue for thirty days following written notice to Employee; (ii) Employee's refusal to follow reasonable and lawful directions of the Board of Directors provided that such refusal shall continue for thirty days following written notice to Employee; (iii) Employee's conviction of, or pleading of nolo
                                                                   ----
contendere to, any felony of any type or any misdemeanor involving acts of moral
----------
turpitude or financial wrongdoing, including without limitation, bribery, fraud or embezzlement; (iv) Employee's habitual or willful violation of any provision of this Agreement provided that such violation shall continue for thirty days after written notice to Employee; and (v) Employee's breach of any confidentiality, nondisclosure, noncompetition, work for hire or other agreement as may be entered into by Employee from time to time in connection with Employee's employment by Company or (vi) a breach by Employee of his obligations under that certain Letter Agreement dated as of June 5, 1996 among Employee, the Company and certain other persons.

3.  Covenants.
    ---------

     3.1  Unauthorized Disclosure.
          -----------------------

          (a) Employee recognizes that his employment with the Company will involve contact with information of substantial value to the Company, which is not old and generally known in the trade and which gives the Company an advantage over its competitors who do not know or use it, including, but not limited to, techniques, designs, drawings, processes, inventions, developments, equipment, prototypes, sales and customer information, and business and financial information, relating to the business, products, practices or techniques of the Company (hereinafter referred to as "Confidential Information;" provided that Confidential Information shall not include information which (i) is or becomes generally available to the public other than as a result of a disclosure by Employee, or (ii) becomes available to Employee on a non-confidential basis from a person other than the Company, but only to the extent Employee has no reason to believe that such person is bound by a confidentiality agreement with the Company and is not otherwise believed by Employee to be prohibited from transmitting the information to Employee. Employee will at all times regard and preserve as confidential such Confidential Information obtained by Employee from whatever source and will not, either during Employee's employment or thereafter, publish or disclose any part of such Confidential

Information in any manner, or use the same except on behalf of the Company, without the prior written consent of the Company.

          (b)  Inventions.
               ----------

          (i) Employee will promptly disclose in writing to the officials designated by the Company to receive such disclosures, complete information concerning each and every invention, discovery, improvement, device, design, apparatus, practice, process, method or product (hereinafter referred to as "Inventions"), whether Employee considers them patentable or not, made, developed, perfected, devised, conceived or reduced to practice by Employee, either solely or in collaboration with others, during the period of his employment by the Company, and up to and including a period of twelve (12) months after the Employment Term, whether or not during regular working hours, relating either directly or indirectly to the business, products, practices or techniques of the Company or to the Company's actual or demonstrably anticipated research or development, or resulting from any work performed by Employee for the Company.

          (ii) Employee understands that any Inventions made, developed, perfected, devised, conceived or reduced to practice by Employee during the period of his employment by the Company, and any other Inventions made, developed, perfected, devised, conceived or reduced to practice by Employee during said period of twelve (12) months after the Employment Term, if based upon the Confidential Information of the Company, relating either directly or indirectly to the business, products, practices or techniques of the Company or to the Company's actual or demonstrably anticipated research or development, or resulting from any work performed by Employee for the Company, are the sole property of the Company, and hereby assign and agree to assign to the Company its successors and assigns, all of Employee's right, title and interest in and to said Inventions, and any patent applications or Letters Patent thereon.

                                 NOTIFICATION
                                 ------------
          This Agreement does not apply to an invention for which no equipment, supplies, facility, or trade secret information of the Company was used and which was developed entirely on Employee's own time, and (a) which does not relate (1) to the business of the Company or (2) to the Company's actual or demonstrably anticipated research or development, or (b) which does not result from any work performed by Employee for the Company, as defined and provided by Section 2870 of the California Labor code. A copy of this Section 2870 is attached hereto as Appendix A.
          ----------

          (iii) Employee will, at any time during his employment or thereafter, upon request and without further compensation therefore, but at no expense to Employee, do all lawful acts, including the execution of papers and oaths and the giving of testimony, that in the opinion of the Company, its successors or assigns, may be necessary or desirable for obtaining, sustaining, reissuing or enforcing Letters Patent in the United States and throughout the world for said Inventions, and for perfecting, recording or maintaining the title of the Company, its successors and assigns, to said Inventions and to any patent applications made and any Letters Patent granted for said Inventions in the United States and throughout the world. If after the Employment Term the Company shall require Employee to travel, the Company shall cooperate with Employee to schedule such travel time at a time reasonably satisfactory to Employee.

          (c)    Other Intellectual Property
                 ---------------------------

          (i) Employee will also disclose in writing to the officials designated by the Company to receive such disclosures, complete information concerning all other intellectual property, including, but not limited to, original works of authorship, trademarks, service marks, and trade secrets, (hereinafter sufficient to as "other intellectual property") whether Employee considers them intellectual property or not, which is made, developed, created, devised, conceived, perfected, reduced to practice, or discovered by Employee, either solely or in collaboration with others, during the period of his employment by the Company, and up to and including a period of twelve (12) months after the Employment Term , whether or not during regular working hours, relating either directly or indirectly to the business, products, practices or techniques of the Company or to the Company's actual or demonstrably anticipated research or development, or resulting from any work performed by Employee for the Company.

          (ii) All copyrightable works with regard to paragraph 3.1(c) (i) above, will be deemed "work for hire" as defined in (S)101 of the Federal Copyright Act and such copyrightable works shall exclusively belong to the Company. In the event that (S)101 of the Copyright Act is found to be inapplicable, Employee will assign all right, title and interest in and to such copyrightable works to the Company. In addition, Employee will, upon request and without further compensation therefore, but at no expense to Employee, assist the Company in obtaining all registrations for such copyrights pursuant to
Section 3.1(c) (iii) below.

          (iii) Employee will, at any time during his employment, or thereafter, upon request and without further compensation therefore, but at no expense to Employee, do all lawful acts, including the execution of papers and oaths and the giving of testimony, that in the opinion of the Company, its successors or assigns, may be necessary or desirable for obtaining registrations for other intellectual property, including, but not limited to trademarks, service marks, and copyrights, in the United States and throughout the world. If after the Employment Term the Company shall require Employee to travel, the Company shall cooperate with Employee to schedule such travel time at a time reasonably satisfactory to Employee.


          (d) As to any Inventions or other intellectual property which were made, developed, perfected, devised, conceived or reduced to practice by Employee during the period of his employment by the Company, and up to and including a period of twelve (12) months after the Employment Term , but which are claimed for any reason to belong to an entity or person other than the Company, Employee will promptly after receiving notice of such claim disclose the same in writing to the Company. Within twenty (20) days thereafter, the Company shall claim ownership of such Inventions or other intellectual property under the terms of this Agreement. If the Company makes such a claim, Employee understands that any controversy relating to such claim will be settled and determined by binding arbitration conducted in Los Angeles County, California, in accordance with the rules of the American Arbitration Association then existing.


     3.2  Prohibited and Competitive Activities.  Employee and the Company
          -------------------------------------
recognize that due to the nature of Employee's engagement hereunder and the relationship of Employee to the Company, both prior and subsequent to the date of this Agreement, Employee has had and will have access to, has and will acquire, and has assisted and may continue to assist in developing confidential and proprietary information relating to the business and operations of the Company and its affiliates, including, but not limited to Confidential Information. Employee acknowledges that such information has been and will be of central importance to the business of the Company and its affiliates and that disclosure of this information to, or its use by others can and will cause substantial loss to the Company. Employee and the Company also recognize that an important part of Employee's duties will be to develop good will for the Company and its affiliates through his personal contact with Clients (as defined below), employees and others having business relationships with the Company, and that there is a danger that this good will, a proprietary asset of the Company, may follow Employee if and when his relationship with the Company is terminated. Accordingly, Employee will perform as follows:


          (a)  Prohibited Activities.  Employee will not at any time during the
               ---------------------
Employment Term: (i) (other than in the course of his employment) disclose or furnish to any other person or, directly or indirectly, use for his own account or the account of any other person, any Confidential Information, no matter from where or in what manner he may have acquired such Confidential Information, and he shall retain all such Confidential Information in trust for the benefit of the Company, its affiliates and the successors and assigns of any of them, (ii) directly or indirectly through one or more intermediaries, solicit for employment or recommend to any subsequent employer of Employee the solicitation for employment of, any person who, at the time of such solicitation, is employed by the Company or any affiliate thereof, or (iii) directly or indirectly, whether for his own account or for the account of any other person, solicit, divert, or endeavor to entice away from the Company or any affiliate thereof, or otherwise engage in any activity intended to terminate, disrupt, or interfere with, the Company's or any of its affiliate's relationship with, Clients or other business relationships of the Company or any affiliate thereof (any activity described in clause (i), (ii), (iii) of this Section 3.2(a) being herein referred to as a "Prohibited Activity") ; provided, however, that if
                                                 --------- -------
Employee is legally compelled to disclose Confidential Information to any tribunal or else stand liable for contempt or suffer other similar censure or penalty, then the disclosure to such tribunal of only those Confidential Information which are legally required to be disclosed shall not constitute a Prohibited Activity. Employee shall give the Company as much advance notice of such disclosure as is practicable and reasonable.


          The term, "Clients," shall mean those persons who, at any time during Employee's course of employment with the Company (including; but without limitation, prior to the date of this Agreement) are or were clients or customers of the Company or any affiliate thereof or any predecessor of any of the foregoing.


          (b)  Non-Competition.  By and in consideration of the Company's
               ---------------
entering into this Agreement and providing the Salary, and benefits (including, without limitation, stock options pursuant to a Company stock option plan) to the Employee, and further in consideration of the Employee's continued exposure to the confidential and proprietary information of the Company (including, but without limitation, the Company's Confidential Information), the Employee will not, during the Employment Term engage in any Competitive Activity. The term "Competitive Activity" means engaging in any of the following activities: (i) serving as a director of any Competitor (as defined below), (ii) directly or indirectly through one or more intermediaries, either (X) controlling any Competitor or (Y) owning any equity or debt interests in any Competitor (other than equity or debt interests which are publicly traded and, at the time of any acquisition, do not exceed 5% of the particular class of interests outstanding) (it being understood that, if interests in any Competitor are owned by an investment vehicle or other entity in which the

Employee owns an equity interest, a portion of the interests in such Competitor owned by such entity shall be attributed to the Employee, such portion determined by applying the percentage of the equity interest in such entity owned by the Employee to the interests in such Competitor owned by such entity),
(iii) employment by (including serving as an officer, employee or partner of), providing consulting services to (including, without limitation, as an independent contractor) or, managing or operating the business or affairs of, any Competitor or (iv) participating in the ownership, management, operation or control of or being connected in any manner with any Competitor. The term "Competitor" as used herein means any person (other than the Company or any affiliate thereof) that directly or indirectly engages in the interactive media business or any other line of business in which the Company or any subsidiary is engaged during the Employment Term in the United States or any political subdivision thereof, or in any other territory or any territory of the world in which the Company or any subsidiary thereof has established a subsidiary or sales or representative office or has retained a sales representative or distributor. Notwithstanding the above, the term Competitor shall exclude the business conducted by BoxTop Entertainment, Inc. including Television shows and specials, concerts and one of a kind specials and the related world wide distribution of any of the above.

          (c) Adaption Rights. The Company shall have the express right to edit,
              ---------------
revise and adapt any Invention and to cause others to edit, revise and adapt any Invention as the Board of Directors may deem appropriate.

          (d) Waiver of Moral Rights. The Employee hereby expressly waives any
              ----------------------
"artist's rights" or "moral rights" which the Employee might otherwise have in any Invention.

          (e) Insurance.  During the Employment Term, the Company shall at its
              ---------
expense, to apply for, obtain and maintain insurance on the life of Employee in the amount of $1,250,000, for the sole benefit of his spouse (which shall be the sole payee of such insurance). Employee shall cooperate fully in connection with the Company obtaining such insurance. The Company at its expense, shall obtain disability insurance in an amount acceptable to the Employee.

4.   Power of Attorney.
     -----------------

     Employee will designate and appoint the Company and its duly authorized officers and agents as its agents and attorneys-in-fact to execute and file any certificates, applications or documents and to do all lawful acts necessary to protect the Company's rights in any Invention and other intellectual property. Employee expressly acknowledges that the foregoing power of attorney is coupled with an interest and is therefore irrevocable and shall survive the termination of Employee's engagement by the Company for any reason.

5.   Miscellaneous.
     -------------

     5.1  Binding Effect: Assignment.  This Agreement shall inure to the benefit
          --------------------------
of and be binding upon the parties hereto and their respective heirs, executors, representatives, estates, successors and assigns, including any successor or assign to all or substantially all of the business and/or assets of the Company, whether direct or indirect, by purchase, merger, consolidation, acquisition of stock, or otherwise; provided, however, that neither the Employee nor any
                     --------  -------
beneficiary nor any legal representative of the Employee, may assign all or any portion of the Employee's rights or obligations under this Agreement without the prior written consent of the Board of Directors.

     5.2  Notices.  Whenever notice is required to be given under the terms of
          -------
this Agreement, such notice shall be in writing and delivered by hand or by registered or certified mail, postage prepaid, or transmitted by telecopier, addressed as follows:

          (a)       If to the Company, to it at:

                    BoxTop Interactive, Inc.
                    9014 Melrose Avenue
                    Los Angeles, California 90069
                    Attention:   Chief Executive Officer
                    Telecopy No: 310.246.9995

          (b)       If to the Employee, to him at:

                    Kevin Wall
                    1670 No. Dohney Dr.
                    Los Angeles, California 90069

or to such other address as either party shall have specified for itself from time to time to the other party in writing. All such notices shall be conclusively deemed to be received and shall be effective, if sent by hand delivery, upon receipt, or if sent by registered or certified may, upon receipt, or if transmitted by telecopier.

      5.3  Governing Law.  This Agreement and the rights and obligations of the
           -------------
parties hereto shall be governed by and construed and enforced in accordance with the laws of the State of California without giving effect to the conflicts of law principles thereof.

     5.4  Severability.  If any term or other provision of this Agreement, or
          ------------
any application thereof to any circumstance is invalid, illegal or incapable of being enforced by any rule of law, or public policy in whole or in part, such provision or application shall to that extent be severable and shall not affect any of the other provisions or applications of this Agreement.

     5.5  Entire Agreement.  This Agreement contains the entire understanding of
          ----------------
the parties hereto with respect to the subject matter hereof and supersedes and replaces in its entirety the Old Agreement.

     5.6  Existing Agreement.  Employee confirms and acknowledges that he has no
          ------------------
claims against the Company (or its affiliates) under the Old Agreement.

     5.7  Counterparts.  This Agreement may be executed in any number of
          ------------
counterparts, each of which shall be deemed to be an original but all of which together shall be deemed to constitute one and the same instrument.

     5.8  Plurals; Gender; Headings; Sections.  In this Agreement, unless the
          -----------------------------------
context otherwise requires, words in the singular number or in the plural number shall each include the singular number and the plural number, and the use of any gender shall include all genders. The headings in this Agreement are for reference purpose only and shall not limit or otherwise affect the meaning or interpretation of this Agreement. All references to sections, subsections and paragraphs herein shall be deemed to refer to sections, subsections or paragraphs of this Agreement unless the context otherwise requires.

     5.9  Further Assurances.  Each party hereto shall do and perform or cause
          ------------------
to be done and performed all further acts and things and shall execute and deliver all other agreements, certificates, instruments, and documents as any other party hereto reasonably may request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

     5.10  Amendment and Modification.  This Agreement may not be amended, nor
           --------------------------
may any provision hereof be modified, waived or discharged, nor may any breach hereof be waived, except by an instrument in writing duly signed by the party to be charged. The written approval of the Board of Directors shall be required before any material amendment, modification, waiver or discharge contemplated by such Sections shall be effective as between the Company and Employee.

     5.11  Waiver.  No provision of this Agreement may be waived or discharged
           ------
unless such waiver or discharge is agreed to in writing and signed by the affected party. No such waiver or discharge by any party hereto at any time, or any waiver or discharge any breach by any party hereto of any provision of this Agreement to be performed by such party, shall be deemed to waive or discharge any other provisions or be a waiver or discharge of any breach of any other provisions, respectively, at the same or at any prior or subsequent time.

     5.12  Withholding.  The Company shall have the right to deduct from any
           -----------
amounts payable hereunder or otherwise any taxes or other amounts to the extent required by law to be withheld.

     5.13  Certain Definitions.
           -------------------

           For purposes of this agreement:

           (a) the term "affiliate" shall mean, with respect to any person, any other person directly or indirectly controlling, controlled by, or under common control with such person; and

           (b) the term "person" shall mean an individual, a corporation, a partnership, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

     5.14  Arbitration.
           -----------

     (a) Except as set forth in this Section 5.14, all questions or disputes arising out of or relating to this Agreement or any breach thereof shall be finally settled by binding arbitration under the rules of the American Arbitration Association and judgment upon such award may be entered in any court having jurisdiction thereof. Any such arbitration proceeding shall take place in Los Angeles County, California. THE PARTIES EACH HEREBY WAIVE THE RIGHT TO TRIAL BY JURY IN CONNECTION WITH ANY DISPUTE ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY BREACH THEREOF.

     (b) Employee acknowledges that the Company is relying for its protection upon the existence and validity of, among other things, Sections 3.1, 3.2 and 4 of this Agreement, and that irreparable injury (which would not be adequately compensated by an award of damages) will result to the Company from any violation or continuing violation of such provisions. Accordingly, Employee hereby agrees that in addition to the remedies available to the Company by law or under this Agreement, the Company shall be entitled to seek and obtain, from a court of competent jurisdiction, such equitable relief (including injunctive relief) as may be permitted by law for violations of Sections 3.1, 3.2 and 4 of this Agreement. Any such action shall be brought in the state courts presiding in the County of Los Angeles or in the Federal Courts in the Central District of California. Each party hereby consents to personal jurisdiction in such courts and waives any objection to such venue.

     5.15  Attorneys' Fees.    In any dispute arising out of this Agreement the
           ---------------
prevailing party shall be entitled to recover reasonable attorneys' fees and expenses and other costs in addition to any other relief awarded.

     IN WITNESS WHEREOF, this Agreement has been signed by or on behalf of each of the parties hereto, all as of the date first above written.


                               BOXTOP INTERACTIVE, INC., a
                               California corporation


                               BY: /s/ Nancy Smalley
                                   ------------------------------
                               Name:  Nancy Smalley
                               Title:  Secretary

                               /s/ Kevin Wall
                               ----------------------------------
                               Kevin Wall, an individual

                                                                      Appendix A


                           NOTIFICATION TO EMPLOYEE

     Set forth below is the text of Section 2870, 2871 and 2872 of the California Labor Code, as published in West's Ann. Cal. Labor Code (1989) and West's Ann. Cal. Labor Code (1994 Supp.) :

(S) 2870. EMPLOYMENT AGREEMENTS; ASSIGNMENTS OF RIGHTS

     (c) Any provision in an employment agreement which provides that an employee shall assign, or offer to assign, any of his or her rights in an invention to his or her employer shall not apply to an invention that the employee developed entirely on his or her own time without using the employer's equipment, supplies, facilities, or trade secret information except for those inventions that either:

           (1) Relate at the time of conception or reduction to practice of the invention to the employer's business, or actual or demonstrably anticipated research or development of the employer; or

           (2) Result from any work performed by the employee for the employer.

     (d) To the extent a provision in an employment agreement purports to require an employee to assign an invention otherwise excluded from being required to be assigned under subdivision (a), the provision is against the public policy of this state and is unenforceable.


(S) 2871. CONDITIONS OF EMPLOYMENT OR CONTINUED EMPLOYMENT; DISCLOSURE OF INVENTIONS

     No employer shall require a provision made void and unenforceable by
Section 2870 as a condition of employment or continued employment. Nothing in this article shall be construed to forbid or restrict the right of an employer to provide in contracts or employment for disclosure, provided that any such disclosures be received in confidence, of all of the employee's inventions made solely or jointly with others during the term of his or her employment, a review process by the employer to determine such issues as may arise, and for full title to certain patients and inventions to be in the United States, as required by the contracts between the employer and the United States or any of its agencies.

(S) 2872.  NOTICE TO EMPLOYEE; BURDEN OF PROOF

     If an employee agreement entered into after January 1, 1980, contains a provision requiring the employee to assign or offer to assign any of his or her rights in any invention to his or her employer, the employer must also, at the time the agreement is made, provide a written notification to the employee that the agreement does not apply to an invention which qualifies fully under the provisions of Section 2870. In any suit or action arising thereunder, the burden of proof shall be on the employee claiming the benefit of its provisions.

           Assumption of and First Amendment to Employment Agreement

     This Assumption of and First Amendment to Employment Agreement (the "First Amendment") by and among iXL Enterprises, Inc. ("IXL"), BoxTop Interactive, Inc. ("BoxTop"), and Kevin Wall references that certain Employment Agreement dated as of August 1, 1996 by and between BoxTop and Kevin Wall (the "Employment Agreement"). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Employment Agreement.

     WHEREAS, pursuant to the Employment Agreement, Kevin Wall is employed as the Chairman of the Board and Chief Executive Officer of BoxTop Interactive, Inc., the wholly-owned subsidiary of IXL.

     WHEREAS, the Board of Directors of IXL has proposed to elect and appoint Kevin Wall as the Vice Chairman of IXL.

     WHEREAS, in connection with the appointment of Kevin Wall as the Vice Chairman of IXL, IXL desires to assume the rights and obligations of BoxTop under the Employment Agreement.

     WHEREAS, in connection with the assumption of BoxTop's rights and obligations under the Employment Agreement, the Employment Agreement must be amended to accurately reflect Kevin Wall's employment by IXL.

     NOW THEREFORE, in consideration of the mutual covenants, and obligations set forth herein and in the Employment Agreement, the parties hereby agree as follows:

     1.  Assumption of the Employment Agreement by IXL.  IXL hereby assumes the
         ---------------------------------------------
rights and obligations of BoxTop under the Employment Agreement. Kevin Wall hereby consents to such assumption and agrees to be bound by the terms of the Employment Agreement, as amended hereby, as if IXL were an original party thereto.

     2.  Amendments of the Employment Agreement.  The Employment Agreement shall
         --------------------------------------
be amended as follows:

     (a) The term "Company" as it appears in the first paragraph of the preamble of the Employment Agreement shall be amended to be defined as iXL Enterprises, Inc.

     (b) The second "WHEREAS" clause of the preamble shall be deleted in its entirety.

     (c) Section 1.1(b) of the Employment Agreement shall be amended by deleting such section in its entirety and substituting in lieu thereof the following:

         (b) During the Employment Term, Employee shall devote (i) substantially all of his business time, attention and skill, and (ii) all of his time and efforts in the interactive media field to the Company; and shall perform faithfully, loyally and efficiently as the Vice Chairman of the Company. In such capacity, he shall have such duties and responsibilities consistent therewith and such other duties and responsibilities as may from time to time be assigned to or vested in him by the Board of Directors (as such term is hereinafter defined). If the Board of Directors requests or requires that Employee manage or oversee the operations of any joint venture, division, or subsidiary of the Company or any joint venture or division of any such subsidiary, Employee's office with such joint venture, division, or subsidiary (which shall be in addition to his title as Vice Chairman) shall be no lower than President.

     (d) Section 1.2(b)(ii) of the Employment Agreement shall be amended by deleting such section in its entirety. Kevin Wall acknowledges that all obligations created by deleted Section 1.2(b)(ii) have been satisfied through prior option grants.

     (e) The definition of the term "Competitor" as set forth in Section 3.2(b) of the Employment Agreement shall be amended by deleting such definition in its entirety and substituting in lieu thereof the following:

          The term "Competitor" as used herein means any person (other than the Company or an affiliate thereof) that directly or indirectly engages in the lines of business in which the Company or any of its subsidiaries is engaged during the Employment Term (other than the following lines of business: television (including cable television) and film industries, music or sound recording industries, and talent
          management industries).   Notwithstanding the above, the term
          "Competitor" shall not include BoxTop Entertainment, Inc.

     (f) The address for notices to the Company set forth in Section 5.2 shall be changed to the following:

          iXL Enterprises, Inc.
          1888 Emery Street, N.W.
          Atlanta, GA 30318
          Attention:  U. Bertram Ellis, Jr.

     (g) Section 5.5 of the Employment Agreement shall be amended by deleting such section in its entirety and substituting in lieu thereof the following:

     5.5  Entire Agreement.  This Employment Agreement, as amended or modified
          ----------------
          by the Letter dated as of May 30, 1997 (re: Merger of BoxTop Interactive, Inc. into IXL Merger Corp. III, Inc.) and the Assumption of and First Amendment to Employment Agreement by and among iXL Enterprises, Inc. ("IXL"), BoxTop Interactive, Inc. ("BoxTop"), and Kevin Wall, contains the entire understanding of the parties hereto with respect to the subject matter hereof and supersedes and replaces in its entirety all prior employment, consulting or similar agreements, understandings or arrangements, written or oral.

     (h) Section 5.6 of the Employment Agreement shall be amended by deleting such section in its entirety and substituting in lieu thereof the following:

     5.6  No Claims Under Prior Agreements.  Employee confirms and acknowledges
          --------------------------------
          that he has no claims against the Company or its affiliates under any employment, consulting or similar agreements, understandings or arrangements prior to this Employment Agreement, as amended or modified by the Letter dated as of May 30, 1997 (re: Merger of BoxTop Interactive, Inc. into IXL Merger Corp. III, Inc.) and the Assumption of and First Amendment to Employment Agreement by and among IXL, BoxTop, and Kevin Wall.

     (i) No Further Amendments.  Except as otherwise provided in this Section 2,
         ---------------------
     the Employment Agreement shall not be amended or modified.

     3.  Effect of Sections 3.1(b), (c), and (d).  Sections 3.1(b), (c), and (d)
         ----------------------------------------
of the Employment Agreement shall not apply to Inventions or other intellectual property made, developed, perfected, devised, conceived or reduced to practice by Employee during the Employment Term, and up to and including a period of twelve (12) months after the Employment Term, which relate to the following lines of business: television (including cable television) and film industries, music or sound recording industries, or talent management industries.

     4.  Resignation of BoxTop offices.  Kevin Wall hereby resigns as the
         -----------------------------
Chairman of the Board of Directors and Chief Executive Officer of BoxTop.

                         [Signatures on Following Page]

     IN WITNESS WHEREOF, this Assumption of and First Amendment to Employment Agreement has been executed by the parties hereto effective as of __________, 1998.

                                       iXL Enterprises, Inc.

                                       By:  /s/ U. Bertram Ellis, Jr.
                                           -------------------------------------
                                           Name:  U. Bertram Ellis, Jr.
                                                 -------------------------------
                                           Title:  Chairman and CEO
                                                  ------------------------------


                                       BoxTop Interactive, Inc.

                                       By:  /s/ U. Bertram Ellis, Jr.
                                           -------------------------------------
                                           Name:  U. Bertram Ellis, Jr.
                                                 -------------------------------
                                           Title:  Chairman and CEO
                                                  ------------------------------


                                         /s/ Kevin Wall
                                       -----------------------------------------
                                       Kevin Wall

                   SECOND AMENDMENT TO EMPLOYMENT AGREEMENT

     This Second Amendment to Employment Agreement (this "Second Amendment") by and between iXL Enterprises, Inc. ("iXL" or the "Company") and Kevin Wall ("Wall") references (a) that certain Employment Agreement dated as of August 1, 1996 by and between BoxTop Interactive, Inc.("BoxTop") and Wall and (b) that certain Assumption of and First Amendment to Employment Agreement dated as of April 16, 1998 by and among iXL, BoxTop, and Wall (collectively, the "Employment Agreement").

     NOW THEREFORE, in consideration of the mutual covenants, and obligations set forth herein and in the Employment Agreement, the parties hereby agree as follows:

     1.  Amendments of the Employment Agreement. The Employment Agreement shall
         --------------------------------------
be amended as follows:

         1.1 Sections 1.1(a) and (b) of the Employment Agreement shall be amended by deleting such sections in their entirety and substituting in lieu thereof the following:

              (a) The Company hereby employs Employee, and Employee hereby accepts employment by the Company, upon the terms and conditions set forth in this Agreement, for the period commencing on the date of this Second Amendment and ending on January 1, 2000, unless earlier terminated pursuant to the terms of this Agreement (for all purposes herein, other than Section 3, the "Employment Term"). The "Employment Term," for purposes of Section 3 only, shall be the period commencing on August 1, 1996 and ending on August 1, 2000, unless earlier terminated pursuant to the terms of this Agreement.

              (b) The Company acknowledges and agrees that Employee shall at all times during the Employment Term be a part-time employee of the Company. Employee shall have only those duties and responsibilities as may from time to time be assigned to or vested in him by the Board of Directors (as such term is hereinafter defined), but only to the extent such duties and responsibilities are consistent with those of a part-time employee and those of a senior executive of the Company.

         1.2 Section 1.2(a) of the Employment Agreement shall be amended by deleting such section in its entirety and substituting in lieu thereof the following:

              (a) In consideration of the services rendered to or for the benefit of the Company hereunder by Employee during the Employment Term, the Company shall, during the Employment Term, pay Employee a salary (the "Salary") at the annual rate of Three Hundred Thirty-Two Thousand Seven Hundred and Fifty Dollars ($332,750). The Salary shall be payable in approximately equal installments in accordance with the Company's normal payroll practices for its employees, but such installments shall be payable not less frequently than monthly. The Salary, and all other forms of compensation paid to Employee hereunder shall be subject to all applicable income taxes, payroll taxes and other amounts required to be withheld by the Company pursuant to applicable law. Employee shall be solely responsible for all income taxes, payroll taxes and other amounts imposed on Employee by reasons of any cash or non-cash compensation and benefits provided to Employee pursuant to this Agreement. In addition, in consideration of Employee's execution of this Second Amendment, the Company agrees to pay to Employee the sum of Fifty Thousand Dollars ($50,000), subject to all applicable income taxes, payroll taxes and other amounts required to be withheld by iXL pursuant to applicable law, immediately upon the execution by Employee of this Second Amendment and pay to Employee Fifty Thousand Dollars ($50,000), subject to all applicable income taxes, payroll taxes and other amounts required to be withheld by iXL pursuant to applicable law, on August 1, 2000.

         1.3 Clauses (iv) and (v) of Section 1.2(b) of the Employment Agreement shall be deleted in their entirety and be of no further force or effect.

         1.4 Clause 3.1(a) of the Employment Agreement shall be amended to include the following clause (iii) at the very end of the first sentence, which clause shall immediately follow clause (ii) of the proviso within such sentence:

              or (iii) of the type specified above, but which was created developed, perfected, devised, discovered, conceived or reduced to practice by Employee at any time before, on or after the date of this Second Amendment (whether or not in collaboration with others or during or resulting from work performed for the Company or any of its subsidiaries) that relates to or is used or is intended to be used in connection with any Permitted Activity (as defined herein).

         1.5 (a) Section 3.1(b)(i) of the Employment Agreement shall be amended so that the clause: "during the period of his employment by the Company, and up to and including a period of twelve (12) months after the Employment Term," shall be deleted in its entirety and be of no further force or effect and the following shall be substituted therefor: "during the Employment Term,".
Section 3.1(b)(i) shall be further amended to add the following at the end of the one sentence constituting such Section:

         ; provided, however, notwithstanding anything in the foregoing to the
           --------  -------
         contrary, under no circumstances shall the term "Invention" be deemed, treated or understood to include for any purpose of this Agreement or for any purported or actual duty or obligation that Employee owes, owed or is deemed to have owed at any time to the Company or any affiliate thereof, in his capacity as an employee, director or otherwise, any invention, discovery, improvement, device, design, apparatus, practice, process, method or product made, developed, perfected, devised, conceived or reduced to practice by Employee at any time either before, on or after the date of this Second Amendment (whether or not in collaboration with others or during or resulting from work performed for the Company or any of its subsidiaries) that relates to or is used or is intended to be used in connection with any Permitted Activity (each of the foregoing described in this proviso, except which may relate to or is used or is intended to be used in connection with the Studio Concept (as defined below), that was made, developed, perfected, devised, conceived or reduced to practice by Employee at any time from the initiation of the Employment Term through the date immediately prior to this Second Amendment and that relates either directly or indirectly to the business, products, practices or techniques of the Company or to the Company's actual or demonstrably anticipated research or development shall be referred to herein as an "Employee Invention").

              (b) Section 3.1(b)(ii) shall be amended to delete the following clause in its entirety: "and any other Inventions made, developed, perfected, devised, conceived or reduced to practice by Employee during said period of twelve (12) months after the Employment Term," which clause shall be of no further force or effect.

         1.6 (a) Section 3.1(c)(i) of the Employment Agreement shall be amended so that the clause: "during the period of his employment by the Company, and up to and including a period of twelve (12) months after the Employment Term," shall be deleted in its entirety and be of no further force or effect and the following shall be substituted therefor: "during the Employment Term,".
Section 3.1(c)(i) shall be further amended to add the following at the end of the sentence constituting such Section:

     ; provided, however, notwithstanding anything in the foregoing to the
       --------  -------
     contrary, under no circumstances shall the phrase "other intellectual property" be deemed, treated or understood to include for any purpose of this Agreement or for any purported or actual duty or obligation that Employee owes, owed or is deemed to have owed at any time to the Company or any affiliate thereof, in his capacity as an employee, director or otherwise, any intellectual property, including, but not limited to, original works of authorship, trademarks, service marks and trade secrets made, developed, created, devised, conceived, perfected, reduced to practice or discovered by Employee at any time either before, on or after the date of this Second Amendment, whether or not in collaboration with others or during or resulting from work performed for the Company or any of its subsidiaries, that relates to or is used or is intended to be used in connection with any Permitted Activity (each of the foregoing described in this proviso, except which may relate to or is used or is intended to be used in connection with the Studio Concept, that was made, developed, created, devised, conceived, perfected, reduced to practice or discovered by Employee at any time from the initiation of the Employment Term through the date immediately prior to this Second Amendment and that relates either directly or indirectly to the business, products, practices or techniques of the Company or to the Company's actual or demonstrably anticipated research or development shall be collectively referred to herein as "Employee Other Intellectual Property").

              (b) Section 3.1(c)(ii) of the Employment Agreement shall be amended to add the following at the end of the first sentence of such Section:

     ; provided, however, under no circumstances shall any copyrightable works
       --------  -------
     be deemed, treated or understood to include for any purpose of this Agreement or for any purported or actual duty or obligation that Employee owes, owed or is deemed to have owed at any time to the Company or any affiliate thereof, in his capacity as an employee, director or otherwise, any copyrightable works made, developed, created, devised, conceived, perfected, reduced to practice or discovered by Employee at any time either before, on or after the date of this Second Amendment, whether or not in collaboration with others or during or resulting from work performed for the Company or any of its subsidiaries, that relates to or is used or is intended to be used in connection with any Permitted Activity.

Section 3.1(c)(ii) shall be further amended by deleting the last two sentences thereof in their entirety and such sentences shall be of no further force or effect.

         1.7 (a) Section 3.1(d) of the Employment Agreement shall be amended so that the clause: "during the period of his employment by the Company, and up to and including a period of twelve (12) months after the Employment Term," shall be deleted in its entirety and be of no further force or effect and the following shall be substituted therefor: "during the Employment Term,".

              (b) Section 3.1 of the Employment Agreement shall be amended to add the following Section 3.1(e) immediately after Section 3.1(d):

         (e) Employee hereby grants to the Company a perpetual, non-exclusive, royalty-free license to use, modify, market or display any element of any Employee Invention or Employee Other Intellectual Property, including the right to grant to any of the Company's subsidiaries a sub-license in the same (such license and all such sub-licenses, collectively, the "License"). Nothing in this Agreement, nor any conduct of either of the parties hereunder, shall affect the ownership of any Employee Invention or Employee Other Intellectual Property, which at all times shall belong exclusively to Employee and in which Employee shall retain al proprietary rights. Except as expressly provided in this Section 3.1(c), the Company agrees and acknowledges that (i) Employee has no obligation to convey, transfer or assign to or inform the Company or any of its affiliates of any aspect of or interest in any Employee Invention or Employee Other Intellectual Property, (ii) the License is granted on an "as is" basis, without any express or implied representation or warranty, including, without limitation, any representation or warranty that any use of the License or any Employee Invention or Employee Other Intellectual Property does not or will not infringe upon and/or violate in any way the rights or interests of any other person or entity and (iii) Employee has no duties or obligations, express or implied, with respect to the License or any Employee Invention or

     Employee Other Intellectual Property, including, without limitation, any duty or obligation to update, repair, modify or correct.

         1.8 (a) Section 3.2 of the Employment Agreement shall be amended so that the preamble of Section 3.2, which precedes Section 3.2(a), shall be deleted in its entirety and the following shall be substituted therefor:

     Employee and the Company recognize that due to the nature of Employee's engagement hereunder and the relationship of Employee to the Company, prior to the date of this Second Amendment, Employee has had access to, may have acquired, and may have assisted in developing confidential and proprietary information relating to the business and operations of the Company and its affiliates, including, but not limited to Confidential Information. Employee acknowledges that such information has been and will be of central importance to the business of the Company and its affiliates and that disclosure of this information to, or its use by others can and will cause substantial loss to the Company. Accordingly, Employee will perform as follows:

              (b) Clauses (ii) and (iii) of Section 3.2(a) shall be amended by deleting such clauses in their entirety and substituting in lieu thereof the following:

     (ii) directly or indirectly, for purposes of this clause (ii) only, from August 1, 1996 through December 31, 2000 (notwithstanding any reference to the "Employment Term" in this Section 3(a)), through one or more intermediaries, solicit for employment or recommend to any subsequent employer of Employee the solicitation for employment of, any person who, at the time of any such solicitation, is employed by the Company or any affiliate thereof; provided, however, that (A) under no circumstances shall
                        --------  -------
     Employee be deemed to have breached this clause (ii) or any other provision of this Agreement and (B) the Company shall take no action and have no claim or cause of action against Employee if Employee, or any company or entity in which Employee has an interest or with which Employee is otherwise associated, in connection with any Permitted Activity, shall hire or is deemed to have directly or indirectly hired, two (2) employees who are at any time during the Employment Term employed by the Company or any affiliate thereof, or (iii) directly or indirectly, whether for his own account or for the account of any other person, solicit, divert, or endeavor to entice away from the Company or any affiliate thereof, or otherwise engage in any activity intended to terminate the Company's or any of its affiliate's relationship with, Clients or other business relationships of the Company or any affiliate thereof (subject to the exception set forth under clause (ii), any activity described in clause
     (i), (ii), (iii) of this Section 3.2(a) being herein referred to as a "Prohibited Activity");

         (c) Section 3.2(b) of the Employment Agreement shall be amended by deleting such Section in its entirety and substituting in lieu thereof the following:

     (b) Non-Competition. By and in consideration of the Company's entering into
         ---------------
     this Agreement and providing the Salary and benefits hereunder (including stock options granted pursuant to the Company's 1996 Stock Option Plan), the Employee will not, during the Employment Term, engage in any Competitive Activity. The term "Competitive Activity" means engaging in any of the following activities: (i) serving as a director of any Competitor (as defined below), (ii) directly or indirectly through one or more intermediaries, either (X) controlling any Competitor or (Y) owning any equity or debt interests in any Competitor (other than (A) equity or debt interests which are publicly traded and, at the time of any acquisition, do not exceed 5% of the total equity interests in such Competitor, or (B) so long as Employee shall not act as an employee, officer, partner, director, consultant, advisor or in any other active capacity with, or participate in the ownership (other than in his capacity as an equity holder), management, operation of, such Competitor, equity or debt interests which are not publicly traded and, at the time of any acquisition, do not exceed 20% of the total equity interests in such Competitor) (it being understood that, if any interests in any Competitor are owned by an investment vehicle or other entity in which the Employee owns an equity interest, a portion of the interests in such Competitor owned by such entity shall be attributed to the Employee, such portion determined by applying the percentage of the equity interest in such entity owned by the Employee to the interests in such Competitor owned by such entity), (iii) employment by (including serving as an officer, employee or partner of), providing consulting services to (including, without limitation, as an independent contractor) or managing or operating the business or affairs of, any Competitor or (iv) participating in the ownership (except as otherwise provided above), management, operation or control of or being connected in any similar such manner with any Competitor; provided, however, notwithstanding anything in
                                 --------  -------
     the foregoing to the contrary, under no circumstances shall the term "Competitive Activity" be deemed, treated or understood to include any Permitted Activity or any purported or actual duty or obligation that Employee owes, owed or is deemed to have owed at any time before, on or after the date of this Second Amendment, to the Company or any affiliate thereof, in his capacity as an employee, director or otherwise.

         The term "Permitted Activity" as used herein shall mean any activity taken by Employee or on Employee's behalf in connection with Employee's capacity as a principal, partner, director, officer, employee, consultant or advisor of, or direct or indirect investor in (regardless of the percentage equity or ownership interest held therein by Employee), an "incubator" or venture capital fund, partnership, corporation, limited liability company or other entity (any one or more of the foregoing, collectively referred to as, an "Incubator") engaged in the business of investing in and/or providing to third parties business planning and other strategic planning, partnering, development and technical advice and guidance provided "not for hire" but in connection with the early-stage development and financing of a business and in exchange for any equity interest in the business (collectively, "Incubating Services") to any company, venture, business or other entity that (i) is not a Competitor or
     (ii) conducts business related to or using ideas, concepts, inventions or any other intellectual property arising out of the Studio Concept (a "Studio Concept Business"). The term "Competitor" as used herein means any person (other than the Company or an affiliate thereof) that provides one or more of the following service offerings or substantially similar service offerings to third party businesses primarily on a "for hire" type consideration basis, but only to the extent any such service offerings or any component thereof has been sold by the Company or any subsidiary thereof to one or more third parties in more than a de minimus amount as of the date of this Second Amendment and only to the extent all such applicable service offerings generate more than a de minimus amount of revenue for such Competitor Internet strategy consulting, the design, development and deployment of e-commerce systems and services, the design, development and deployment of computer-based business information management systems, interactive learning environments, digital media management consulting services, traditional website development, customized hosting, multimedia sales presentation systems, Web publishing technology, or other design, development and deployment of Internet applications and solutions for third parties, but shall not include any person or entity engaged in the following lines of business: television (including cable television) and film industries, music or sound recording industries, and talent management industries), and shall not include BoxTop Entertainment, Inc. The term "Competitor" shall not be construed to apply to a Studio Concept Business, an Incubator providing Incubating Services to a business or other entity that is not a Competitor, or an Incubator that may provide Incubating Services incidental to an investment of $1,000,000 or more in an established business or entity that is not a Competitor. The term "Studio Concept" shall mean the creation of any enterprise that finances, creates, produces, distributes, promotes, syndicates and/or licenses interactive or broadband content for various forms of distribution and transmission, whether through the Internet, television, feature films, video cassettes, digital video disks, satellite transmissions or any other electronic or other medium. It is Employee's intention that the Studio Concept is not to materially compete with the activities of the Company, including the activities of the Company's Digital Media Services Group. The Company agrees that Employee is and will be free, at any time he is not actively performing work for the Company, to engage in any Permitted Activity and in so doing will not be in violation of any provision of this Agreement.

         1.9 Section 5.5 of the Employment Agreement shall be amended by deleting such section in its entirety and substituting in lieu thereof the following:

              5.5 Entire Agreement. This Agreement, as amended or modified by
                  ----------------
     (i) the Letter dated as of May 30, 1997 (re: Merger of BoxTop Interactive, Inc. into IXL Merger Corp. III, Inc), (ii) the Assumption of and First Amendment to Employment Agreement by and among iXL Enterprises, Inc. ("IXL"), BoxTop Interactive, Inc. ("BoxTop"), and Kevin Wall and (iii) the Second Amendment to Employment Agreement dated as of November __, 1999 by and between IXL and Kevin Wall, contains the entire understanding of the parties hereto with respect to the subject matter hereof and supersedes and replaces in its entirety all prior agreements, written or oral.

         1.10 No Further Amendments. Except as otherwise provided in this
              ---------------------
Section 1, the Employment Agreement shall not be amended or modified.

     2. Resignation as Director. Wall hereby resigns as a Director and as Vice
        -----------------------
Chairman of iXL effective immediately upon the execution of this Second Amendment by iXL.

     3. Expenses. iXL shall pay Wall $11,000 on the date hereof as reimbursement
        --------
in full for all expense reports and receipts Wall has submitted to iXL through the date hereof, but for which Wall has not yet been fully reimbursed. Schedule 1 hereto sets forth information with respect to such reimbursement requests of Wall. After the date hereof, Wall shall not be entitled to reimbursement of any expenses from iXL without iXL's written consent prior to the incurrence of any such expenses. iXL agrees to reimburse Wall promptly for all expenses Wall incurs consistent with the immediately preceding sentence.

     4. Computer; Assistant; E-Mail and Phone. Wall shall be entitled to remove
        -------------------------------------
from iXL's offices located at 10960 Wilshire Boulevard, Los Angeles, CA 90024, and iXL relinquishes any claims it may have with respect to, all of Wall's personal effects, including, but not limited to, (i) all rock posters and pictures that are hanging in the public areas of such offices, (ii) all computers currently located in Wall's office, including Wall's IBM laptop with docking station and monitor and the Gateway Destination, (iii) the furniture currently located in Wall's office, including the chairs, sofa, tables and desk,
(iv) the leather sofa currently located in John Farina's office, (v) the coffee table and two matching round tables currently located in the lobby and
(vi) the personal computer currently designated for use by Cathie Lamm. iXL shall continue to retain Cathie Lamm as an employee of iXL to serve as Wall's assistant until January 1, 2000 and iXL shall continue to pay Lamm's salary at her current rate in accordance with iXL's normal payroll practices. In addition, iXL agrees to keep Wall's current e-mail address, kwall@ixl.com, and current business telephone number, (310) 235-3901, active and continuously available to Wall for his use at all times during the Employment Term. iXL further agrees that such address and telephone number shall be reserved for Wall's exclusive use and iXL agrees to take all reasonable efforts to ensure that such address and telephone number remain confidential to Wall and the persons calling or sending e-mail to him at such number and address.

     5. Options. iXl agrees that all of Wall's outstanding options to purchase
        -------
shares of iXL's common stock, which were granted pursuant to (i) the Nonqualified Stock Option Award Agreement dated as of May 30, 1997 by and between iXL and Wall (the "May Option Agreement") evidencing an option to purchase 635,900 shares of iXL common stock and (ii) the Incentive Stock Option Award Agreement dated as of June 16, 1997 by and between iXL and Wall (the "June Option Agreement") evidencing an option to purchase 170,000 shares of iXL common stock, that have vested as of the termination of the Employment Term shall not terminate and shall remain outstanding and fully exercisable by Wall, in the case of the option granted under the May Option Agreement, at any time until the close of business on July 31, 2006, and in the case of the option granted under the June Option Agreement, at any time until June 15, 2007, notwithstanding any provision of iXL's 1996 Stock Option Plan, as amended, the May Option Agreement, the June Option Agreement or any other agreement or arrangement relating to such options to the contrary. iXL agrees that the common stock underlying all of Wall's options shall be and shall remain registered pursuant to an effective Registration Statement on Form S-8 (or any successor from thereof) of iXL to the same extent as the common stock underlying any other options outstanding under iXL's 1996 Stock Option Plan, as amended.

     6.  Non-Disparagement. Until August 1, 2001 Wall shall not, directly or
         -----------------
indirectly, make, print, publish, disseminate or otherwise distribute to anyone any negative or untrue statement with respect to, or any other statement that otherwise disparages the personal or business reputation of, as applicable, iXL or any of its subsidiaries or any of iXL's current or future directors or officers. Until August 1, 2001 iXL shall not, and hereby agrees on behalf of each of iXL's current and future directors, officers and employees that they shall not, directly or indirectly, make, print, publish, disseminate or otherwise distribute to anyone any negative or untrue statement with respect to, or any other statement that otherwise disparages the personal or business reputation of, Wall or any company or entity of which he is a principal, partner, director, officer, employee, consultant, advisor or greater than 5% owner or with which he is otherwise affiliated.

     7.  Affirmation of Registration Rights. iXL acknowledges, affirms and
         ----------------------------------
agrees that, as of the date hereof, Wall is a party to the Registration Rights Agreement dated as of April 30, 1996 (the "Registration Rights Agreement") among iXL, Kelso Investment Associates V, L.P., Kelso Equity Partners V, L.P. and certain other stockholders of iXL and, as such, is entitled to all of the benefits thereof, including Wall's incidental registration rights under Sections 1 and 2 thereof. iXL further agrees that on and after the date hereof, Wall shall be subject to the pro rata reductions of any shares that he intends to include in any registration statement as set forth in the Registration Rights Agreement, but that, notwithstanding any provision to the contrary therein, he will not be subject to exclusion from any offering pursuant to the Registration Rights Agreement due to his status as an employee stockholder.

     8.  Mutual Release and Waiver.
         -------------------------

         8.1  Release and Waiver by Wall. Except as expressly contemplated by
              --------------------------
this Second Amendment, including Section 8.3 below, and except with respect to any breach or violation by iXL of this Second Amendment or the Employment Agreement, as amended hereby, as a material inducement to iXL to enter into this Second Amendment, Wall hereby irrevocably and unconditionally releases, acquits and forever discharges iXL and each of iXL's past, present and future predecessors, successors, assigns, agents, directors, officers, representatives, subsidiaries, affiliates (and agents, directors, officers and representatives of such subsidiaries and affiliates) (collectively, "Releases") from any and all charges, complaints, claims, liabilities, obligations, promises, agreements, controversies, expenses (including attorneys' fees and costs reasonably incurred) of any nature whatsoever, known or unknown, suspected or unsuspected, including, but not limited to, any rights arising out of alleged violations of any contracts, express or implied, any covenant of good faith and fair dealing, express or implied, any obligation for compensation, lost wages, lost benefits, unused accrued vacation, or any other expectation of remuneration or benefit on the part of Wall, which Wall now has, owns or holds or claims to have, own or hold as of the date hereof, or which Wall at any time heretofore had, owned, or held, or claimed to have, own or hold before the date hereof, against each of the Releasees.

         8.2  Release and Waiver by iXL and Others. Except as expressly
              ------------------------------------
contemplated by this Second Amendment, including Section 8.3 below, and except with respect to any breach or violation by Wall of this Second Amendment or the Employment Agreement, as amended hereby, as a material inducement to Wall to enter into this Second Amendment, iXL on its behalf and on behalf of its predecessors, successors, assigns, subsidiaries and controlled affiliates, hereby irrevocably and unconditionally releases, acquits and forever discharges Wall from any and all charges, complaints, claims, liabilities, obligations, promises, agreements, controversies, expenses (including attorneys' fees and costs reasonably incurred) of any nature whatsoever, known or unknown, suspected or unsuspected, which iXL or any of its predecessors, assigns, subsidiaries and controlled affiliates now has, owns or holds or claims to have, own or hold as of the date hereof, or which iXL or any of its predecessors, assigns, subsidiaries and controlled affiliates at any time heretofore had, owned, or held, or claimed to have, own or hold before the date hereof, against Wall.

         8.3  Exceptions to Mutual Releases and Waivers. Notwithstanding the
              -----------------------------------------
foregoing, Sections 8.1 and 8.2 shall not affect in any way, and no party, person or entity shall be deemed to have released, acquitted or discharged any other party, person or entity from or with respect to any charge, complaint, claim, liability, obligation, promise, agreement, controversy, expense (including attorneys' fees and costs reasonably incurred) of any nature owned or held by such party, person or entity with respect to, the following, all of which shall remain in full force and effect with respect to Wall and iXL after the date hereof until terminated in accordance with their terms or earlier terminated by the parties thereto in accordance with the terms thereof:

              (a) The Indemnity Agreement dated as of June 8, 1999 by and between iXL and each person described on the signature pages thereto, including Wall;

              (b) The May Option Agreement, the June Option Agreement, iXL's 1996 Stock Option Plan, as amended, and the Registration Rights Agreement; and

              (c) Each benefit plan and other similar arrangement offered or sponsored by iXL or any of its predecessors in which Wall has been or currently is a participant or from which he has been or is entitled to receive any benefits, including each such plan and arrangement listed on
     Schedule 2 hereto.

         8.4  Knowing and Voluntary Waiver.  The parties expressly waive and
              ----------------------------
relinquish all rights and benefits afforded by Section 1542 of the Civil Code of the State of California, and do so understanding and acknowledging the significance of such specific waiver of Section 1542. Section 1542 of the Civil Code of the State of California states as follows:

              "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor."

     Thus, notwithstanding the provisions of Section 1542, and for the purpose of implementing a full and complete release and discharge of all those released by this Second Amendment, Wall and iXL each expressly acknowledge that this Second Amendment is intended to include in its effect, without limitation, all claims which such party does not know or suspect to exist in its or his favor at the time of execution hereof, and that this Second Amendment contemplates the extinguishment of any such claims.

     Wall and iXL acknowledge that they have expressly bargained for the foregoing waiver of the provisions of Section 1542.

     9.  Confidentiality; Publicity. Except as required by law, regulation or
         ------------------------
stock exchange requirements, Wall and iXL agree to keep the terms of this Second Amendment and the transactions contemplated hereby completely confidential. On and after the date hereof, except as required by law, regulation or stock exchange requirements, the parties shall not, and shall cause their affiliates not to, issue or cause the publication of any press release or other announcement with respect to the transactions contemplated by this Second Amendment without the consent of the other party, which consent shall not be unreasonably withheld or delayed.

     10. Further Assurances. Wall and iXL each agrees that after the date
         ------------------
hereof, upon the reasonable request of the other, he or it shall take such further action as the other may reasonably request to carry out the transactions contemplated by this Second Amendment.

     11. Successor and Assigns. This Second Amendment shall be binding upon and
         ---------------------
inure to the benefit of each of the parties hereto and their respective legal representatives, successors and permitted assigns. This Second Amendment shall not be assigned by any party hereto without the prior written consent of the other party hereto. It is expressly understood that this Second Amendment does not create any third-party beneficiary rights.

     12. Applicable Law. This Second Amendment shall be governed by and
         --------------
construed in accordance with the laws of the State of California.

     13. Severability. If one or more provisions of this Second Amendment is
         ------------
held to be unenforceable under applicable law, such provision shall be excluded from this Second

Amendment and the balance of this Second Amendment shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

     14. Attorneys' Fees. If either party institutes any legal action to enforce
         ---------------
his or its rights under or to recover damages for any breach of this Second Amendment, the prevailing party in such action shall be entitled to recover from the other party all costs (including costs of mediation, if any) and all reasonable expenses for attorney's fees and disbursements incurred by him or it.

     15. Entire Agreement. This Second Amendment, the schedules hereto and the
         ----------------
Employment Agreement, as amended hereby, contain the entire agreement among the parties hereto with respect to the transactions contemplated herein and in the Employment Agreement.

     16. Amendments. This Second Amendment cannot be amended without the written
         ----------
consent of both parties hereto.

     17. Headings. The headings in this Second Amendment are intended solely for
         --------
convenience of reference and shall be given no effect in the construction or interpretation of this Second Amendment.

     18. Execution and Counterparts. This Second Amendment may be executed in
         --------------------------
counterparts, each and all of which shall be deemed for all purposes to be one agreement.

     19. Voluntary Execution. Wall acknowledges that (i) he has freely and
         -------------------
voluntarily executed this Second Amendment and has elected to do so without any undue influence from iXL, and (ii) the execution of this Second Amendment and the actions to be taken pursuant hereto are not in connection with any disagreement with iXL regarding iXL's operations, policies or practices.

     IN WITNESS WHEREOF, this Second Amendment to Employment Agreement has been executed by the parties hereto effective as of November 17, 1999.



                                         iXL Enterprises, Inc.


                                         By: /s/ M. Wayne Boylston
                                             ---------------------------
                                         Name:   M. Wayne Boylston
                                         Title:  Executive Vice President


                                         /s/ Kevin Wall
                                         -------------------------------
                                         Kevin Wall